UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 1, 2011

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

60 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement

   On September 1, 2011, the Company entered into a sixth amendment to its credit agreement with Sovereign Bank, dated as of August 13, 2007, as amended as of October 22, 2008, July 7, 2009, May 21, 2010, March 14, 2011 and May 10, 2011 (the “Credit Agreement”), providing for a $3,000,000 increase until November 30, 2011 of the existing revolving credit facility under the Credit Agreement, from an aggregate of $10,000,000 to an aggregate of $13,000,000.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Sixth Amendment to Credit Agreement, dated as of September 1, 2011 by and between CPI Aerostructures, Inc. and Sovereign Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated: September 1, 2011                                                                CPI AEROSTRUCTURES, INC.

By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Sixth Amendment to Credit Agreement, dated as of September 1, 2011 by and between CPI Aerostructures, Inc. and Sovereign Bank.